EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS
EQUITY METHOD INVESTMENTS

As at December 31, the Company had the following participation in investments that are recorded using the equity method:

(% of ownership)	2016	2015
United Freight Carriers LLC ("UFC")	50.00%	50.00%
Golden Opus Inc. ("G. Opus")	50.00%	50.00%
Seateam Management Pte. Ltd ("Seateam")	22.19%	21.25%
Capesize Chartering Ltd ("CCL")	25.00%	20.00%

Movements in equity method investments for the years ended December 31, 2016 and 2015 are summarized as follows:

(in thousands of $)	UFC	G. Opus	Seateam	Total
At December 31, 2014	—	—	—	—
Acquired as a result of the Merger	630	10,379	337	11,346
Dividends received from associated companies	—	—	(88)	(88)
Share of income / (loss)	140	(821)	248	(433)
Impairment loss	—	(4,600)	—	(4,600)
At December 31, 2015	770	4,958	497	6,225
Dividends received from associated companies	—	—	(256)	(256)
Share of income / (loss)	(149)	(694)	462	(381)
Impairment loss	—	(2,142)	—	(2,142)
Equity contribution	—	750	—	750
Purchases	—	—	28	28
At December 31, 2016	621	2,872	731	4,224

In February 2015, the Former Golden Ocean, Bocimar International NV, CTM, Golden Union Shipping Co S.A., and Star Bulk Carriers Corp. announced the formation of a new joint venture company, Capesize Chartering Ltd, or CCL. The purpose of the new company is to combine and coordinate the chartering services of all the parties for their participating Capesize dry bulk vessels that are intended to trade on the spot market and ultimately achieve improved scheduling ability through the joint marketing opportunity, with the overall aim of enhancing economic efficiencies. CCL commenced operations in the second half of February 2015 from the existing offices of each of the five parties involved. We acquired the Former Golden Ocean's 20% interest in Capesize Chartering upon completion of the Merger and allocated nil value to this shareholding.

As at December 31, 2015, we recorded an impairment loss of $4.6 million against the carrying value of investment in Golden Opus Inc following an impairment review that was triggered by the significant fall in rates in the Baltic Dry Index. The loss recorded is equal to the difference between the carrying value prior to the impairment of $9.6 million and its estimated fair value of $5.0 million.

In February 2016, Golden Union Shipping Co S.A. equally transferred its 20% stake in CCL to the remaining four joint venture partners (Bocimar International NV, C Transport Holding Ltd, Star Bulk Carrier Corp and the Company). The Company's initial investment in Capesize Chartering and subsequent share of results is insignificant at December 31, 2016.

In April 2016, the Company purchased additional 5,156 ordinary shares at par value of SG$1 in Seateam. The purchase increased the stake of the Company from 21.25% to 22.19%. The net asset value per share at the date of the purchase was $5.47 and resulted in a gain on purchase of $24 thousand recognized in other financial items.

In March 2016, we contributed $0.8 million additional capital to Golden Opus Inc.

As at March 31, 2016 we recorded an further impairment loss of $2.2 million against the carrying value of the investment in Golden Opus Inc. following an impairment review triggered by the continuing fall in the Baltic Dry Index. The loss recorded is equal to the difference between the carrying value prior to the impairment of $5.3 million and its estimated fair value of $3.1 million.

In 2016, cash dividends received from equity method investees amounted to $0.3 million (2015: $0.1 million, 2014: nil).